UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 27, 2010 (Date of earliest event reported)
U.S. Concrete, Inc. (Exact name of registrant as specified in its charter)

TX (State or other jurisdiction of incorporation)	001-34530 (Commission File Number)	76-0586680 (IRS Employer Identification Number)

2925 Briarpark, Suite 1050, Houston, TX (Address of principal executive offices)		77042 (Zip Code)
713-499-6200 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 27, 2010, U.S. Concrete, Inc. issued a press release providing clarification regarding the ability to trade the Company's Class A and Class B warrants. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of U.S. Concrete, Inc. dated December 27, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2010	U.S. CONCRETE, INC. By: /s/ James C. Lewis James C. Lewis Sr. VP & CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of U.S. Concrete, Inc. dated December 27, 2010